Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Equivalent Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2003                               /s/Richard T. Hale
                                                 ------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Government Securities
                                                 Portfolio, Money Market
                                                 Portfolio, Tax-Exempt
                                                 Portfolio, a series of Cash
                                                 Equivalent Fund


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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group

Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Equivalent Fund, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 22, 2003                             /s/Charles A. Rizzo
                                               -------------------
                                               Charles A. Rizzo
                                               Chief Financial Officer
                                               Government Securities
                                               Portfolio, Money Market
                                               Portfolio, Tax-Exempt
                                               Portfolio, a series of Cash
                                               Equivalent Fund